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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                        AMENDMENT NO. 1 TO CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): March 23, 1998


                       AMERICAN INDUSTRIAL PROPERTIES REIT
             (Exact Name of Registrant as Specified in its Charter)


            TEXAS                       1-9016                 75-6335572
(State or Other Jurisdiction of     (Commission File       (I.R.S. Employer
Incorporation or Organization)          Number)         Identification Number)


     6210 NORTH BELTLINE ROAD, SUITE 170, IRVING, TEXAS           75063
         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)              (ZIP CODE)


       Registrant's telephone number, including area code: (972) 756-6000



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     The undersigned Registrant hereby amends its Current Report on Form 8-K filed March 23, 1998, to include the exhibits required by Item 7 (c).

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c)     Exhibits.

        *10.1 Purchase and Sale Agreement and Joint Escrow Instructions by and between CM Property Management, Inc. and American Industrial Properties REIT dated July 15, 1997.

        *10.2 Purchase and Sale Agreement and Escrow Instructions by and between Corporex Properties of Tampa, Inc., CPX-Westshore Corporation, and American Industrial Properties REIT.

        *10.3 Amendment to Purchase and Sale Agreement and Escrow Instructions by and between Corporex Properties of Tampa, Inc., CPX-Westshore Corporation, and American Industrial Properties REIT.

        *10.4 Purchase and Sale Agreement between the Equitable Life Assurance Society of the United States and American Industrial Properties REIT dated December 17, 1997.

        *10.5 Purchase and Sale Agreement between Nanook Partners, L.P. and American Industrial Properties REIT.

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* Filed herewith.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERICAN INDUSTRIAL PROPERTIES REIT

                                       By: /s/ Marc A. Simpson
                                           ------------------------------
                                           Marc A. Simpson
                                           Chief Financial Officer


Dated: May 14, 1998




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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER         DESCRIPTION
------         -----------
*10.1   Agreement of Purchase and Sale and Joint Escrow Instructions by and between
        CM Property Management, Inc. and American Industrial Properties REIT
        dated July 15, 1997.

*10.2   Purchase and Sale Agreement and Escrow Instructions by and between
        Corporex Properties of Tampa, Inc., CPX-Westshore Corporation, and
        American Industrial Properties REIT.

*10.3 Amendment to Purchase and Sale Agreement and Escrow Instructions by and between Corporex Properties of Tampa, Inc., CPX-Westshore Corporation, and American Industrial Properties REIT.

*10.4 Purchase and Sale Agreement between The Equitable Life Assurance Society of the United States and American Industrial Properties REIT dated
        December 17, 1997.

*10.5   Purchase and Sale Agreement by and between Nanook Partners, L.P. and American
        Industrial Properties REIT.


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* Filed herewith.